UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2006 (June 8, 2006)

GENERAL DYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
(Address of Principal Executive Offices)		(Zip Code)

(703) 876-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On June 7, 2006, General Dynamics Corporation announced the consummation on June 8, 2006, of the acquisition of Anteon International Corporation. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. Dr. Paul Kaminski, a director of both Anteon and General Dynamics, did not participate in the deliberations or vote with respect to the transaction.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Press release dated June 7, 2006, announcing the consummation on June 8, 2006, of the acquisition of Anteon International Corporation by General Dynamics Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

By:	/s/ John W. Schwartz
John W. Schwartz Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated:  June 13, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 7, 2006, announcing the consummation on June 8, 2006, of the acquisition of Anteon International Corporation by General Dynamics Corporation.